Exhibit 10.1

CONFIRMATION OF RENEWAL PERIOD RENT

This CONFIRMATION OF RENEWAL PERIOD RENT (this "Agreement") is made effective as of the 31st day of December, 2023 (the "Effective Date"), by and between PHR TCI, LLC, a Delaware limited liability company ("Landlord"), and PHR TCI OPCO SUB, LLC, a Michigan limited liability company ("Tenant").

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Hotel Lease dated August 15, 2018 (the "Lease") for certain real property located at 263 W Grandview Parkway, Traverse City, Michigan 49684, as more particularly described in the Lease (the "Land") and all improvements thereon, including the building that is being operated as a hotel consisting of guest rooms and other facilities owned by Landlord (the "Leased Property").

WHEREAS, in connection with the automatic extension of Term pursuant to Section 2.2 of the Lease, Landlord and Tenant desire to confirm and agree upon the Base Rent and Percentage Rent during the first Renewal Term of the Lease, in the manner herein set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

1.                  Definitions/Recitals. Terms used but not defined in this Agreement will have the definitions given to them in the Lease. The recitals set forth above are incorporated herein and made a part of this Agreement to the same extent as if set forth herein in full.

2.                  Rent. During the Renewal Term, Rent shall be paid in accordance with the following:

Fixed Rent: Fixed Rent shall be paid monthly in the amounts shown on the table attached hereto as Exhibit A.

Percentage Rent: Percentage Rent shall be paid monthly in the percentages in excess of the corresponding Gross Revenue figure as shown on the table attached hereto as Exhibit B.

Except as provided above, the specific method and timing of payment of Rent under this Section 3 shall continue to be governed by the Lease.

3.                  Ratifications. Except as provided otherwise herein, the Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify and reaffirm the terms, covenants, premises, warranties, representations and conditions hereof and thereof. The Lease, as amended hereby, shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective heirs, successors, assigns and anyone claiming by, through and under any of them, whether voluntary by act of the parties or involuntary by operation of law.

4.                  Authority. By execution hereof, each of Tenant and Landlord represents and warrants that it has the power to make, deliver and perform under this Agreement.

5.                  Counterpart Execution. This Agreement may be executed in one or more signature page counterparts, each of which, when combined with the remainder of this Agreement, shall constitute one and the same document. Transmission of an executed signature page of this Agreement by email shall be effective to create a binding agreement, but the transmitting party must thereafter provide an original signature page to the other party upon request.

[Signatures appear on next page]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered effective as of the day and year first above written.

LANDLORD:

PHR TCI, LLC,
a Delaware limited liability company

By:	/s/ James A. Procaccianti
Name:	James A. Procaccianti
Its:	Authorized Signer

TENANT:

PHR TCI OPCO SUB, LLC,
a Michigan limited liability company

By:	/s/ James A. Procaccianti
Name:	James A. Procaccianti
Its:	Authorized Signer

Exhibit A

Fixed Rent

Month/Year	Fixed Rent
1/31/24	136,645
2/29/24	136,645
3/31/24	136,645
4/30/24	136,645
5/31/24	136,645
6/30/24	136,645
7/31/24	136,645
8/31/24	136,645
9/30/24	136,645
10/31/24	136,645
11/30/24	136,645
12/31/24	136,645
1/31/25	141,850
2/28/25	141,850
3/31/25	141,850
4/30/25	141,850
5/31/25	141,850
6/30/25	141,850
7/31/25	141,850
8/31/25	141,850
9/30/25	141,850

10/31/25	141,850
11/30/25	141,850
12/31/25	141,850
1/31/26	141,703
2/28/26	141,703
3/31/26	141,703
4/30/26	141,703
5/31/26	141,703
6/30/26	141,703
7/31/26	141,703
8/31/26	141,703
9/30/26	141,703
10/31/26	141,703
11/30/26	141,703
12/31/26	141,703
1/31/27	141,130
2/28/27	141,130
3/31/27	141,130
4/30/27	141,130
5/31/27	141,130
6/30/27	141,130
7/31/27	141,130
8/31/27	141,130
9/30/27	141,130

10/31/27	141,130
11/30/27	141,130
12/31/27	141,130
1/31/28	140,468
2/29/28	140,468
3/31/28	140,468
4/30/28	140,468
5/31/28	140,468
6/30/28	140,468
7/31/28	140,468
8/31/28	140,468
9/30/28	140,468
10/31/28	140,468
11/30/28	140,468
12/31/28	140,468

Exhibit B

Percentage Rent

Month/Year	Gross Revenue Floor	Percentage Rent
1/31/24	211,309	76.63%
2/29/24	267,005	76.63%
3/31/24	270,559	76.63%
4/30/24	317,278	76.63%
5/31/24	550,684	76.63%
6/30/24	803,451	76.63%
7/31/24	1,163,942	76.63%
8/31/24	1,085,178	76.63%
9/30/24	703,532	76.63%
10/31/24	630,482	76.63%
11/30/24	314,180	76.63%
12/31/24	332,399	76.63%
1/31/25	211,309	70.23%
2/28/25	267,005	70.23%
3/31/25	270,559	70.23%
4/30/25	317,278	70.23%
5/31/25	550,684	70.23%
6/30/25	803,451	70.23%
7/31/25	1,163,942	70.23%
8/31/25	1,085,178	70.23%
9/30/25	703,532	70.23%
10/31/25	630,482	70.23%
11/30/25	314,180	70.23%
12/31/25	332,399	70.23%
1/31/26	211,309	66.28%
2/28/26	267,005	66.28%
3/31/26	270,559	66.28%
4/30/26	317,278	66.28%
5/31/26	550,684	66.28%
6/30/26	803,451	66.28%
7/31/26	1,163,942	66.28%
8/31/26	1,085,178	66.28%
9/30/26	703,532	66.28%
10/31/26	630,482	66.28%
11/30/26	314,180	66.28%
12/31/26	332,399	66.28%
1/31/27	211,309	62.70%
2/28/27	267,005	62.70%

3/31/27	270,559	62.70%
4/30/27	317,278	62.70%
5/31/27	550,684	62.70%
6/30/27	803,451	62.70%
7/31/27	1,163,942	62.70%
8/31/27	1,085,178	62.70%
9/30/27	703,532	62.70%
10/31/27	630,482	62.70%
11/30/27	314,180	62.70%
12/31/27	332,399	62.70%
1/31/28	211,309	59.34%
2/29/28	267,005	59.34%
3/31/28	270,559	59.34%
4/30/28	317,278	59.34%
5/31/28	550,684	59.34%
6/30/28	803,451	59.34%
7/31/28	1,163,942	59.34%
8/31/28	1,085,178	59.34%
9/30/28	703,532	59.34%
10/31/28	630,482	59.34%
11/30/28	314,180	59.34%
12/31/28	332,399	59.34%